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                                                                EXHIBIT 10.19

                 PROMISSORY NOTE AND STOCK PLEDGE AGREEMENT

$244,200.00                                                      August 31, 2001

     FOR VALUE RECEIVED, the undersigned, Jeffrey G. Katz, an individual ("Maker") promises to pay to the order of Orbitz, Inc. ("Payee") the principal sum of Two Hundred Forty-Four Thousand Two Hundred Dollars ($244,200.00) plus interest at the rate specified below. The unpaid principal balance outstanding shall bear interest at an annual rate equal to the applicable Federal Rate, which interest shall be: (a) adjusted and compounded on a semi-annual basis and
(b) due and payable as provided below.

Maker agrees to pay the entire principal amount hereunder, together with any then accrued but unpaid interest thereon, within ten (10) days following the earlier of (a) the date on which Maker ceases, for any reason, to be employed by Payee or (b) the date on which Maker sells all, or any portion, of the Shares (as defined below), which for purposes hereof shall include, but not be limited to, a Change of Control (as defined in that certain Employment Agreement by and between Maker and Payee. Interest hereon shall be calculated on the basis of a 365 day year and shall be due and payable on each anniversary of the date hereof until the unpaid principal amount is paid in full.

The entire unpaid balance of the principal amount, together with interest accrued thereon, immediately shall become due and payable in full, without notice or demand, upon the occurrence of any of the following events: (i) the filing of a petition in bankruptcy or reorganization (A) by Maker under any law of the United States or any state for the relief of debtors, or (B) against Maker by any creditor of Maker, (ii) the application for, or appointment of, a receiver for the property of, or the offering of a composition or extension to creditors by, or the making or attempted making of an assignment for the benefit of creditors by, Maker, or (iii) the failure of Maker to make any principal or interest payment required hereunder within ten (10) calendar days after such payment is due.

Maker's payment obligations hereunder shall be secured by a pledge of two hundred and fifty thousand (250,000) shares of the common stock of Payee (the "Shares"). Maker hereby grants a first priority security interest in, and pledges, the Shares and all proceeds thereon (the pledged Shares, together with the property described in the next paragraph of this Promissory Note and Stock Pledge Agreement, and all proceeds of the foregoing, being referred to as the "Pledged Collateral") to Payee to secure the satisfaction by Maker of all its obligations to Payee under this Promissory Note and Stock Pledge Agreement; provided, however, that unless and until Maker defaults on an obligation hereunder, Maker shall be entitled to all cash dividends and cash distributions with respect to the pledged Shares, free and clear of the security interest granted hereby. This pledge shall be governed by all applicable provisions of, and Payee shall have all rights and remedies with respect to the Pledged Collateral of a secured party under, the Uniform Commercial Code as in effect in the State of Illinois. Concurrently with the delivery of this Promissory Note and Stock Pledge Agreement to Payee, Maker has delivered to Payee

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the certificates representing the Shares pledged hereby, together with a stock power therefore duly executed by Maker in blank. Maker agrees to deliver to Payee such other documents of transfer as Payee may from time to time request to enable Payee to transfer the pledged Shares into its name or the name of its nominee and to perfect Payee's security interest in the Pledged Collateral under applicable laws. Maker agrees that he will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of Payee or (ii) create or permit to exist any lien upon or with respect to any of the Pledged Collateral, except for the security interest granted hereby. Notwithstanding the foregoing, Maker shall be entitled to arrange with Payee for a sale by Maker of pledged Shares, free of the security interest granted hereby, provided that (A) such sale is permitted pursuant to the Restricted Stock Agreement between Maker and Payee which covers the pledged Shares and (B) Maker directs that the proceeds of such sale first be used to satisfy his obligations pursuant to the first paragraph of this Promissory Note and Stock Pledge Agreement and makes such additional agreements to satisfy such obligations in full as may be required by Payee.

In the event that, during the term of this Promissory Note and Stock Pledge Agreement, any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of Payee, then Payee shall have a security interest in all securities (whether shares of Common Stock or other securities) issued to or acquired by Maker by reason of such event, and such securities shall become part of the Pledged Collateral.

During the term of this Promissory Note and Stock Pledge Agreement and so long as the Pledged Collateral is owned by Maker, Maker shall have the right to vote the pledged Shares and exercise any voting rights pertaining to such Pledged Collateral, and to give consents, ratifications and waivers with respect thereto, for all purposes.

Maker hereby acknowledges that Payee's right to recover amounts payable hereunder shall not be limited to the Pledged Collateral and that Payee shall have full recourse against any other assets of Maker. If for any reason Maker fails to pay the full amount due hereunder, Maker's maximum personal liability shall be an amount equal to 100% of the principal amount, together with accrued interest thereon.

All or any portion of the principal amount evidenced by this Promissory Note and Stock Pledge Agreement may be prepaid at any time without premium or penalty.

The obligations of Maker, and the rights of Payee, under this Promissory Note and Stock Pledge Agreement shall be absolute and shall not be subject to any counterclaim, set-off, deduction or defense.

Maker hereby waives presentment, notice of dishonor and protest in respect hereof.

In the event of default under this Promissory Note and Stock Pledge Agreement, Payee shall have all rights and remedies provided at law and in equity. All costs and expenses of collection, including attorneys' fees, shall be added to and become part of the principal

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amount of this Promissory Note and Stock Pledge Agreement and shall be collectible as part of such principal amount.

No interest or other amount shall be payable in excess of the maximum permissible rate under applicable law, and any interest or other amount which is paid in excess of such maximum rate shall be deemed to be a payment of principal hereunder.

This Promissory Note and Stock Pledge Agreement may not be changed, modified or terminated, except by an agreement in writing signed by the party sought to be charged.

This Promissory Note and Stock Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to the principles of conflict of laws thereof. If any term or provision of the Promissory Note and Stock Pledge Agreement shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

This Promissory Note and Stock Pledge Agreement shall be binding upon the successors and assigns of Maker and shall inure to the benefit of Payee and its successors and assigns.

                                                     Maker:


                                                     /s/ Jeffrey G. Katz
                                                     ---------------------------
                                                     Jeffrey G. Katz

Witnesses:


/s/ Gary Doernhoefer
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Gary Doernhoefer


/s/ John Park
--------------------------
John Park

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                                   STOCK POWER

     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to ____________________, 250,000 shares of the Common Stock $0.001 par value per share, of Orbitz, Inc., a Delaware corporation, represented in book entry form, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint _____________________ attorney to transfer the shares of said corporation, with full power of substitution in the premises.

Dated:_______________________

                                        /s/ Jeffrey G. Katz
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                                        Print Name:
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